USFS Funds Tactical Asset Allocation Fund
Ticker Symbol: USFSX

Summary Prospectus
March 28, 2013

Before you invest, you may want to review the Fund’s statutory prospectus, which contains more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 28, 2013, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus and other information about the Fund online at http://www.pennantmanagement.com/usfs_funds.html. You can also get this information at no cost by calling 1-877-299-USFS (8737) or by sending an e-mail request to PennantManagementInc@pennantmanagement.com.

Investment Objective

The investment objective of the USFS Funds Tactical Asset Allocation Fund (the “Fund”) is to seek to provide above-average total return (capital appreciation and income) when compared to the broad U.S. equity market.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses1	0.89%
Acquired Fund Fees and Expenses	0.13%
Total Annual Fund Operating Expenses 2	1.77%
Less Fee Waiver and/or Expense Reimbursement	(0.10%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement3	1.67%
1 The expense information in the table has been revised to reflect current fees pursuant to contracts entered into with the new service providers to the Fund for administrative, fund accounting, custodial, distribution and transfer agency services.
2 Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratio in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.
3 The Fund’s investment adviser, Pennant Management, Inc. (“Pennant” or the “Adviser”), has agreed to waive its management fees and/or reimburse expenses of the Fund until at least March 28, 2015 to ensure that Total Annual Fund Operating Expenses (exclusive of any Rule 12b-1 distribution or shareholder servicing fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, dividends and interest on short positions and extraordinary expenses) do not exceed 1.54% of the Fund’s average net assets. The Adviser is permitted to be reimbursed for management fee waivers and/or expense reimbursements made in the prior three fiscal years, subject to the limitation on the Fund’s expenses in effect at the time such reimbursement is paid to the Adviser and at the time such fees were waived and/or expenses were reimbursed. This agreement may be terminated only by, or with the consent of, the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$170	$537	$940	$2,067

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 244% of the average value of its portfolio.

Principal Investment Strategy

Under normal circumstances, the Fund invests in a combination of equity securities and fixed income securities that the Fund’s investment adviser, Pennant Management, Inc. (“Pennant” or the “Adviser”), believes will help the Fund to achieve its investment objective. The Fund’s equity investments, which normally comprise the majority of the Fund’s assets, are primarily domestic securities of all capitalization ranges, although the Fund may invest up to 50% of its assets in non-U.S. equity securities, all of which may be investments in emerging markets securities.

The Fund may invest in fixed income securities of any maturity and of any type, including government, corporate and mortgage- or asset-backed securities, as well as below investment-grade (high yield or “junk”) securities. The Fund may also invest extensively in derivatives, specifically options; other pooled investment vehicles, such as exchange-traded funds (“ETFs”), leveraged ETFs, inverse ETFs and leveraged inverse ETFs; and exchange-traded notes (“ETNs”). In this regard, the Fund may invest up to 33% of its assets in leveraged ETFs, inverse ETFs and leveraged inverse ETFs, and up to 10% of its assets in options. The Fund may invest in options to hedge against price movements on securities owned by the Fund. At times, the Fund’s portfolio may be highly non-diversified and focused in relatively few investments or sectors. Pennant may determine to invest up to 50% of the Fund’s assets in cash as part of a strategic allocation. The ability to establish a strategic allocation in cash is not intended in any way to limit the Fund’s ability to take a temporary defensive position to invest in excess of 50% of the Fund’s assets in cash. Rather, it is included to allow the Fund investment flexibility. To the extent that the Fund invests in cash as part of a strategic allocation, it may not achieve its investment objective.

Pennant may seek to protect a position or positions within the Fund’s portfolio through hedging techniques, such as writing covered calls and puts or purchasing covered puts. Pennant generally uses these techniques in circumstances when it believes that a drop in the price of a position or positions could be capitalized more profitably by these techniques versus simply selling the position that has been hedged. In addition, the Fund may write call or put options to generate or enhance income, which is also known as speculation.

Pennant uses a combination of techniques and strategies to achieve the Fund’s investment objective, including “bottom up” and “top down” investment strategies. Pennant may use additional investment techniques on a more opportunistic basis. Pennant applies both technical and fundamental analysis when making sale decisions.

Principal Risks

As with all mutual funds, a shareholder is subject to the risk that his or her investment in the Fund could lose money. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Risk — Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. This price volatility is the principal risk of investing in the Fund.

Fixed Income Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile. Fixed income securities are also subject to credit risk. Credit risk includes the possibility that an issuer may fail to make timely payments of interest or principal.

Derivatives Risk — Derivatives are often more volatile than other investments and may magnify the Fund’s gains or losses. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Additionally, derivative instruments are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

Hedging Risk — The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

Options Risk — The Fund may purchase and sell options. Purchasing and selling options involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss).

ETF Risk —The Fund may invest a substantial amount of its assets in ETFs and will be subject to substantially the same risks as those associated with the direct ownership of the securities or other investments held by the ETF or comprising the index on which the ETF is based and the value of the Fund’s investment will fluctuate in response to the performance of such securities or other investments. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that the Fund’s shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

Leveraged ETF Risk — Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of an ETF’s shares to be more volatile than if the ETF did not use leverage.

Inverse ETF Risk — Inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent the Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises – a result that is the opposite from traditional mutual funds.

Leveraged Inverse ETF Risk — Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, these unique ETFs also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles are extremely volatile and can expose the ETF to theoretically unlimited losses.

ETN Risk — The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. When the Fund invests in ETNs, it will bear its proportionate share of any fees and expenses associated with investment in such securities. Such fees reduce the amount of return on investment at maturity or upon redemption. There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are meant to be held until maturity. There are no periodic interest payments for ETNs, and principal is not protected. As is the case with ETFs, an investor could lose some of or the entire amount invested in ETNs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.

Foreign Securities Risk — Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — Investments in emerging market securities are considered speculative and are subject to heightened risks in addition to the general risks of investing in non-U.S. securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging market securities may be issued by companies with smaller market capitalization and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

U.S. Government Agency Securities Risk — U.S. Government securities are not guaranteed against price movements and may decrease in value. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities or government sponsored enterprises, including, for example, pass-through certificates issued by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as securities issued by the Federal National Mortgage Association (“Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or government sponsored agency, while other obligations issued by or guaranteed by federal agencies or government sponsored enterprises, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government agencies and government sponsored enterprises, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. Other obligations are backed solely by the government sponsored enterprise’s own resources. As a result, investments in securities issued by U.S. government sponsored enterprises that are not backed by the U.S. Treasury are subject to higher credit risk than those that are backed by the U.S. Treasury.

Mortgage-Backed and Asset-Backed Securities Risk — While mortgage-backed securities do have fixed maturities, their expected durations may vary when interest rates rise or fall. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. This is known as extension risk. In addition, mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Some asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because some asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. Moreover, the value of the collateral may be insufficient to cover the principal amount of the obligation. Other asset-backed securities do not have the benefit of a security interest in collateral at all.

High-Yield Securities Risk — The Fund may invest in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”). High-yield securities generally pay higher yields (greater income) than investment in higher quality securities. However, high-yield securities may be subject to greater levels of interest rate, credit and liquidity risk than other fixed income securities, and are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments.

Non-Diversification Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Portfolio Turnover Risk — The Fund may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains taxable to shareholders at ordinary income rates) realized by the Fund.

Sector Risk — To the extent the Fund invests in a particular sector, the Fund will be indirectly subject to the risk that economic, political or other conditions that have a negative effect on that sector will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which the Fund may invest may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the one-year and since inception periods compare with those of a broad measure of market performance. Of course, the Fund’s performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling the Fund at 1-877-299-USFS (8737).

The Fund is the successor to the USFS Funds Tactical Asset Allocation Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Tactical Fund”), as a result of the reorganization of the Predecessor Tactical Fund into the Fund on March 28, 2013. Accordingly, the performance shown in the bar chart and performance table for periods prior to that date represents the performance of the Predecessor Tactical Fund. The Predecessor Tactical Fund was also advised by the Adviser and had the same investment objective and strategies as the Fund.

During the periods shown in the chart, the Fund’s highest return for a quarter was 11.95% (quarter ended September 30, 2010) and the lowest return for a quarter was -12.08% (quarter ended September 30, 2011).

Average Annual Total Returns for Periods Ended

December 31, 2012

	1 Year	Since Inception (11/30/09)
Return Before Taxes	8.37%	9.03%
Return After Taxes on Distributions	6.63%	7.17%
Return After Taxes on Distributions and Sale of Fund Shares	7.71%	7.11%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	11.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Pennant Management, Inc. is the Fund’s investment adviser.

Portfolio Managers

Chris J. Weber, Senior Vice President of Pennant, has managed the Fund since its inception in March 2013 and the Predecessor Tactical Fund since its inception in November 2009.

Mark A. Elste, CFA, Chief Executive Officer of Pennant, has managed the Fund since its inception in March 2013 and the Predecessor Tactical Fund since November 2012.

Purchase and Sale of Fund Shares

To purchase shares of the Funds for the first time, you must invest at least $5,000 ($3,000 for individual retirement accounts (“IRAs”)). Thereafter your investments must be at least $100.

If you own your shares directly, you may sell your shares on any day the New York Stock Exchange (“NYSE”) is open for business by contacting the Funds directly by mail at USFS Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (Express Mail Address: USFS Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202) or by telephone at 1-877-299-USFS (8737).

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares.

Tax Information

The Funds intend to make distributions that may be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.